SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 25, 1996

                TRUST CREATED BY PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION

           (under a Pooling & Servicing Agreement dated as of December
           15, 1995, which Trust is the issuer of Commercial Mortgage
                                  Pass-Through
                        Certificates, Series 1995-MCF-2)
                        ================================
            (Exact name of Registrant as specified in its Charter)





      New York                     33-58522-07                      36-4055669
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
of Formation)                      File No.)               Identification No.)

LaSalle National Bank, Trustee, 135 South LaSalle Street
Suite 200, Chicago, Illinois                                        60603
Attention:  Asset-backed Securities                              (Zip Code)
            PSSFC 1996 MCF-2
(Address of principal executive office)

Registrant's telephone number, including area code:   (800) 246-5761


                         The Exhibit Index is on page 2.






                                    Page - 1

ITEM 5.     OTHER EVENTS

      Attached hereto is a copy of the April 25, 1996, Monthly Remittance Statement provided to the Certificateholders by the Trustee.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

    Monthly Remittance Statement to the Certificateholders dated as of April 25, 1996.

    Loan data file as of the April 1996 Determination Date.







                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             MIDLAND LOAN SERVICES, L.P., not in its individual capacity but solely as a duly authorized agent of the Registrant pursuant to Section 3.22 of the Pooling & Servicing Agreement dated as of ?, 1995

                             By:   Midland Data  Systems,  Inc.,  its General
                                     Partner




                             By:   Lawrence D. Ashley

                             Title:      Director of MBS Programs


Date: April 25, 1996





                                  EXHIBIT INDEX

                                                                    Sequential
                                                                   Page Number
Document

Monthly Remittance Statement to the Certificateholders                  3
dated as of April 25, 1996

Loan data file as of April 1996                                        25


                                    Page - 2